Confidential Treatment Requested by Prothena Corporation plc

LETTER AGREEMENT

effective as of this 31 March, 2017 (the “Effective Date”), by and between

PROTHENA THERAPEUTICS LIMITED

and

PROTHENA BIOSCIENCES LIMITED

Adelphi Plaza
Upper George’s Street, Dún Laoghaire
Co. Dublin, A96 T927
Ireland

(together hereinafter "Prothena")

and

BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH

Binger Strasse 173
55216 Ingelheim am Rhein,
Germany

(hereinafter "BI BIO")

WHEREAS, Prothena is a company engaged in the design and development of innovative drugs; and

WHEREAS, BI BIO is a company inter alia engaged in process optimization and the production and supply of bulk drug substance products by using microbial and mammalian technology and in the provision of services related to this field; and

WHEREAS, Prothena acknowledges and agrees, that BI BIO provides such services by subcontracting to its Affiliates (as defined below) using the Existing Facility (as defined below); and

WHEREAS, the Parties are parties to the Master Process Development and Clinical Supply Agreement, effective as of June 23, 2010 as amended, pursuant to which BI BIO provides services to Prothena; and

WHEREAS, Prothena has or will have the rights to several Products (as defined below) and Prothena desires to have such Products, including New Products (as defined below) manufactured by BI BIO; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         1

Confidential Treatment Requested by Prothena Corporation plc

WHEREAS, in 2015 BI BIO made the decision to expand BI BIO’s mammalian manufacturing capacity with additional [***] bioreactors by investing in and building a new facility at BI RCV’s site (the “New Facility” as defined below); and

WHEREAS, the New Facility shall be capable for the manufacturing processes captured in the MSA as well as for high titre and high yield mammalian processes; and

WHEREAS, on the Effective Date BI BIO envisions the New Facility Project Timeline (as defined below); and

WHEREAS, Prothena desires to long-term secure certain quantities of capacity at BI BIO’s Existing Facility and the New Facility in order to have BI manufacture Products and/or transfer-in manufacturing process(es) for New Products (as defined below) under the Product Agreements (as defined below); and therefore, the Parties desire to enter into a binding commitment of capacity reservation, as set forth below.

1	Definitions

1.1    Defined Terms
The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Affiliate” shall mean any company or entity controlled by, controlling, or under common control with a Party hereto for as long as such control exists. As used in this Section, “control” means: (a) to possess, directly or indirectly, the power to direct the management and policies of such company or entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital in such company or entity.

“Agreement” shall mean this Letter Agreement.

“Batch” shall mean a manufacturing run for a Product in the [***] production bioreactor at a Facility.

“BI RCV” shall mean BI BIO’s Affiliate Boehringer Ingelheim RCV GmbH & Co KG with an address at Dr. Boehringer Gasse 5-11, 1121 Vienna, Austria.

“BI Pharma” shall mean BI BIO’s Affiliate Boehringer Ingelheim Pharma GmbH & Co. KG with an address at Birkendorfer Strasse 65, 88397 Biberach an der Riss, Germany.

“Business Day” shall mean any calendar day on which banking institutions in Ingelheim, Germany, Dublin, Ireland, and at the location of the respective Facility are open for business.
“Capacity Limitation” shall mean from the Year [***] onwards BI BIO’s inability to supply Product(s) in accordance with the terms of the applicable Product Agreement(s) [***] by a limitation of available capacity due to a [***], such [***] caused by reasons other than [***].
“Capacity Limitation Threshold” shall mean a Facility Capacity Limitation which results in BI BIO’s inability to supply for any consecutive period of at least [***] in accordance with the terms of the Product Agreement(s), an average of [***] of the total quantity of Product(s) ordered by Prothena for such period (calculated in Batches).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         2

Confidential Treatment Requested by Prothena Corporation plc

“Clinical Failure” shall mean the event of [***] or [***] the [***] of a [***] for [***] including but not limited to, a [***] provided that [***] of the [***] for all indications. In the case of [***] the [***] or the failure to [***] and / or [***] shall be deemed a Clinical Failure, even if [***] provided that such [***] will [***] in a [***].
“Confidential Information” shall mean any proprietary information and material (a) disclosed by one Party or any of its Affiliates to the other Party or any of its Affiliates from and after the Effective Date, or (b) developed by either Party or its Affiliates pursuant to this Agreement, or (c) any confidential information according to a Product Agreement, except for information which (i) is already in the public domain at the time of its disclosure to the receiving Party or its Affiliates; (ii) becomes part of the public domain through no wrongful action or omission of the receiving Party or its Affiliates after disclosure to the receiving Party or any of its Affiliates; (iii) is already known to the receiving Party or its Affiliates at the time of disclosure as evidenced by the receiving Party’s or its Affiliates’ written records; or (iv) is independently developed by the receiving Party or its Affiliates without access or reference to the disclosing Party’s proprietary information.

“Effective Date” is the first date on the cover page of this Agreement, which is 31 March 2017.

“Existing Agreement” shall mean the Master Process Development and Clinical Supply Agreement between the Parties, BI Contract # [***], which governs the technology transfer and manufacture by BI BIO of the Products NEOD001 and PRX003 for Prothena’s clinical use, effective as of June 23, 2010 as amended, including the applicable Project Plans.

“Existing Facility” shall mean the mammalian facility at BI BIO’s Affiliate BI Pharma existing on the Effective Date which is located at Birkendorfer Strasse 65, 88397 Biberach an der Riss, Germany.

“Facility” shall mean the Existing Facility and/or the New Facility, whichever is the case.
“Forced Withdrawal” shall mean [***] of the [***] and/or [***] from [***] of a [***] due to a [***] of a [***] such [***] or if [***] such [***] in [***] to [***] by a [***] such [***].
“Low-Volume-Product” shall mean a Product for which Prothena’s [***] and subsequent forecast reservation under the applicable Product Agreement is less than [***] per Year.
“Maximum Capacity Reservation” shall mean the maximum number of Batches BI BIO is obliged to reserve in any Year for the manufacture of Products as set forth in Appendix 3.
“Minimum Purchase Commitment” shall mean the quantity of Batches which Prothena is obliged to purchase in any Year under the Product Agreement(s) and which shall mean the certain percentage of the Maximum Capacity Reservation as set forth in Section 4 and Appendix 3, as it may be adjusted in accordance with this Agreement.
“MSA” shall mean a Master Technical Transfer and Supply Agreement, including Product Addendums specifying terms for each Product, the Parties plan to enter into and which shall govern the technical transfer, clinical supply and/or commercial manufacture of Products as further described in this Agreement, in particular but not limited to, Sections 2.5 to 2.7 below.
“New Facility” shall mean the mammalian production plant and the respective supporting facilities, which BI BIO will build in accordance with the New Facility Project Timelines at BI RCV’s address and use for the manufacture of Product(s) and the provision of Services.
“New Facility Project Timeline” shall mean the timeframe for establishing the New Facility at an Affiliate’s site expected on the Effective Date which is from [***] to [***], with the goal of the New Facility being [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         3

Confidential Treatment Requested by Prothena Corporation plc

“New Product(s)” shall mean new Products which the Parties agree to transfer in and supply under the Product Agreements according to the process set out under Section 3.

“Non-Utilization-Fee” shall have the meaning set forth in Section 4.6.

“Party” and “Parties” shall mean Prothena or BI BIO, or both, as applicable.
“Price” shall mean the price of Product calculated on a [***] (exclusive of value-added tax), as set forth in Appendix 4.

“Product(s)” shall mean certain mammalian derived biopharmaceutical bulk drug substance or finished drug products to which Prothena has the rights to, and which BI BIO manufactures or will manufacture (by itself or its Affiliates) at the Facilities. As of the Effective Date, the Products are NEOD001 and PRX003. Products include New Products.

“Product Addendum” shall mean a contractual document executed in accordance with and attached to the MSA governing the technology transfer and manufacture of a certain Product pursuant to the stipulations of the MSA.

“Product Agreements” shall mean the Existing Agreement or the MSA, as applicable.

“Prothena Deliverables” shall mean the documents Prothena shall provide with each request for transferring in a product as New Product as listed in Appendix 1.

“Services” shall have the meaning set forth in Section 2.2.

“Technology Transfer” shall mean the activities to transfer the manufacturing process of a Product from a Facility to a new manufacturing facility up and until [***]. The Technology Transfer shall be deemed complete if such [***] performs in accordance with the manufacturing process as set forth in the master batch record and drug substance meets the manufacturer’s release specifications.

“Term” shall have the meaning set forth in Section 10.1.

“Transition Period” shall mean for each a Product a period of [***] beginning with the [***] of the [***] after completion of the [***] in accordance with the applicable Product Agreement.

“Year” shall mean a calendar year, i.e. the twelve (12) month period beginning on 1st January or part thereof in relation to the first year and last year of this Agreement.

1.2    Currency
All monetary amounts expressed in this Agreement are in Euros (“€”), the official currency of the euro area.

2	Scope of the Agreement

2.1
As of the Effective Date the Parties agree on an overall capacity commitment for the Years 2018 to 2027 as further set forth in Section 4 and Appendix 3 below. Subject to the terms set forth in this Agreement, the overall capacity commitment shall be used for all Products manufactured by BI BIO under the Product Agreements. For clarity, the subject matter of this Agreement is the overall capacity commitment and purchase obligation of Prothena for Years 2018 through 2027 (binding from the Years 2018 to 2024).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         4

Confidential Treatment Requested by Prothena Corporation plc

2.2
The manufacture and supply of Products and the performance of services by BI BIO, or an Affiliate thereof, (the “Services”) and all rights and obligations of the Parties in connection therewith shall be governed by and be subject to the terms and provisions of the Product Agreements. In all cases where the (i) the reservation of annual overall capacity and amendment thereof (e.g. in a long range capacity plan or the like), or (ii) the undersupply of Product due to a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold and the remedies available to Prothena in connection with the aforementioned cases (i) and/or (ii) are concerned, the provisions of this Agreement shall prevail over the respective provisions of the Existing Agreement and the provisions of this Agreement in the cases (i) and (ii) shall be included in the MSA.

2.3
BI BIO shall devote adequate manufacturing capacity at the Facilities corresponding with the Maximum Capacity Reservation to be capable of manufacturing Product(s) for Prothena and performing the work under the respective Product Agreement as set forth under Section 4 and Appendix 3.

2.4
Prothena shall purchase and pay the Price for Product as set forth under the respective provisions and rolling forecasts of the applicable Product Agreement, however in any event, Prothena shall pay the [***] according to Appendix 4 for a minimum of Batches according to the Minimum Purchase Commitment set forth in Section 4 below.

2.5
The Parties agree that they shall negotiate in good faith and agree upon a Master Technical Transfer and Supply Agreement which shall govern the technical transfer, clinical supply and/or commercial manufacture of Products for clinical and commercial use for Prothena and which shall replace the Existing Agreement and this Agreement (the “MSA”). The Parties shall execute such MSA by [***].

2.6
The Parties are in agreement that the MSA, including its Product Addendums, shall set forth main provisions, including but not limited to, technology transfer, manufacture, clinical and commercial supply, that are equivalent to the main provisions of the Existing Agreement. The Parties agree to further include the pricing, capacity commitments, and all stipulations of this Agreement concerning the undersupply of Product due to a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold and the remedies available to Prothena in connection therewith into the MSA.

2.7	Further, the MSA shall provide for the following termination rights of Prothena for the Product Addendum for each Product and the corresponding effects of termination:

Termination Right for each Product (unless stated otherwise)	Effect of Termination for each Product (unless stated otherwise), Prothena shall pay for:
Clinical Failure Forced Withdrawal	• For [***] from BI BIO’s receipt of Prothena’s termination notification: i) the [***] for [***] ii) the [***] for the [***] of [***] of the [***] which were [***] by [***] (if any) [***] [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         5

Confidential Treatment Requested by Prothena Corporation plc

There was not a Clinical Failure, but there was [***] resulting in a [***] of [***]	• For [***] from BI BIO’s receipt of Prothena’s termination notification: i) the [***] for [***] ii) the [***] for the [***] of [***] of the [***] which were [***] (if any) [***] [***]
Convenience (any reason or no reason, incl. voluntary market withdrawal)	• For [***] from BI BIO’s receipt of Prothena’s termination notification: i) the [***] for [***] ii) the [***] for the [***] of [***] of the [***] which were [***] (if any) [***] [***]

2.8
The MSA shall also provide that BI BIO shall undertake reasonable commercial efforts to fill any resulting excess capacity with products from third parties or its Affiliates for the manufacture of other biopharmaceutical products. For each Batch of Prothena’s capacity mitigated by BI BIO the Price for reserved Batches or the Non-Utilization-Fee, as applicable, from Prothena, shall not fall due.

3	PROTHENA PRODUCTS MANUFACTURED

3.1.
As of the Effective Date the Parties agree that the Products manufactured by BI BIO during the Term include Prothena’s proprietary Products NEOD001 and PRX003, as well as New Products, Prothena desires and the Parties will mutually agree to transfer and establish at the Facilities.

3.2.
The Parties agree that during the Term, Prothena may request to transfer in and have BI BIO manufacture up to [***] New Products. Each request shall include the complete
Prothena Deliverables as set forth in Appendix 1 and shall be made by Prothena in writing at least [***] prior to the desired commencement of a technology transfer. Upon receiving such request, including the Prothena Deliverables, BI BIO shall assess the requirements for such New Product, including any technology transfer requirements and shall accept or reject the product as New Product by BI BIO in accordance with the Acceptance Criteria as set forth in Appendix 2 within [***] of receiving the request together with the complete Prothena Deliverables from Prothena.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         6

Confidential Treatment Requested by Prothena Corporation plc

3.3.
BI BIO shall determine and decide which Facility shall manufacture such New Product based on the assessment of fitness of the New Product and its manufacturing process for the Existing Facility and the New Facility and BI BIO’s network capacity utilization. BI BIO shall share its assessment with Prothena and shall take into consideration Prothena’s reasonable input and recommendations.

3.4.	Upon Prothena’s request the Parties shall negotiate in good faith and may agree upon the opportunity and terms and conditions to technology transfer and manufacture more than [***] New Products.

4	CAPACITY COMMITMENT FOR PRODUCTS AT THE FACILITIES

4.1
In accordance with their commitment set forth in Section 2, the Parties agree on the Minimum Purchase Commitment and Maximum Capacity Reservation as shown in Appendix 3. The latest by [***] Prothena may cancel or reduce its order for the Year [***] and no Non-Utilization Fee shall become due. For the purpose of clarity, Prothena shall not be entitled to submit a [***] order in any Year, including in [***].

4.2
The Parties agree to hold long-range capacity review meetings at least annually to review Prothena’s demand and Minimum Purchase Commitment, and BI BIO’s Facility utilization and Maximum Capacity Reservation in order to discuss changes according to the remainder of this Section 4 below. BI BIO and Prothena each shall appoint as representatives for these meetings individuals having seniority and decision-making power.

4.3
(a) On or before [***], the Parties shall agree on the binding Maximum Capacity Reservation and Minimum Purchase Commitment for the Years 2025, 2026 and 2027, whereby the numbers set forth for the aforementioned Years in Appendix 3 are not binding and shall be deemed as an orientation point for good faith discussions.

(b)     Further, with a minimum lead time of [***] and for the Years from [***] onwards Prothena may [***] decrease the annual Maximum Capacity Reservation and Minimum Purchase Commitment in an amount of [***] per Year. For the avoidance of doubt, and by way of example only, Prothena may in [***] reduce the annual Maximum Capacity Reservation and Minimum Purchase Commitment for [***] and then in [***] again reduce the then current annual Maximum Capacity Reservation and Minimum Purchase Commitment for [***] within this [***] range. Any increase in the Maximum Capacity Reservation and the Minimum Purchase Commitment in any Year shall be subject to mutual agreement of the Parties.

4.4
A minimum campaign size in a Facility of [***] of (a) the lesser of the Minimum Purchase Commitment or [***] shall apply to each Product and (b) the [***] of the Minimum Purchase Commitment or [***] shall apply to each Low-Volume-Product to keep the respective production process for a Product active and maintain inspection readiness. For the purpose of clarity, Prothena is required to purchase Product in accordance with the minimum campaign sizes set forth in this Section 4.4 and Prothena shall not be entitled to submit [***] orders for a Product in any given Year.

4.5
Subject to Section 4.1 with respect to the Year [***], in each Year from [***] to [***] Prothena shall purchase [***] of the Minimum Purchase Commitment which equals the certain percentage of the Maximum Capacity Reservation as determined in Appendix 3.

4.6
Subject to Section 4.1 with respect to the Year [***], if Prothena purchases less than the Minimum Purchase Commitment, BI BIO shall charge a non-utilization fee of [***] of the Price, subject to Prothena mitigation with like-for-like [***] Products, and/or BI BIO mitigation pursuant to Section 4.7 (the “Non-Utilization-Fee”). Further, each Product Agreement shall stipulate Prothena’s obligation for reimbursement of BI BIO for any documented non-cancellable fees for raw materials and/or equipment

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         7

Confidential Treatment Requested by Prothena Corporation plc

incurred and purchased in anticipation of manufacture of reserved Batches in addition to the Non-Utilization-Fee.

4.7
BI BIO shall undertake reasonable commercial efforts to fill any resulting excess capacity with third parties or its Affiliates for the manufacture of other biopharmaceutical products. For each Batch of Prothena’s capacity mitigated by BI BIO [***] in the event of termination or the Non-Utilization-Fee from Prothena shall not fall due.

4.8
In the event of a termination of a Product Addendum, as set forth in Section 2.7, Prothena may decrease the annual Minimum Purchase Commitment up to [***]. The decrease shall start the earliest as set forth in the table below after the receipt of Prothena’s respective notification by BI BIO and the Maximum Capacity Reservation shall be decreased accordingly.

Termination for	Start of decrease of Minimum Purchase Commitment
Clinical Failure Forced Withdrawal	[***]
There was not a Clinical Failure, but there was [***] resulting in a [***] of [***]	[***]
Convenience (any reason or no reason, incl. voluntary market withdrawal)	[***]

5	SUPPLY PRICE

5.1.	The Price for Product shall be either a [***] of Product or a [***] of Product as further described in Appendix 4 to this Agreement, the MSA or the respective Product Agreement; and

5.2.
The Price shall be index adjusted [***] once [***], subject to [***] maximum of [***], in accordance with this Section 5.2 and depending on the place of the Facility. In the event that the applicable index referred below is negative, the Price will not be adjusted for the [***] and stays the same as in the [***].

A) with the average of (a) the change in the [***] of [***] of the previous year and (b) the change in the [***] of the [***] shown in the statistic report of the [***] whereby the figures of such average will be rounded to one decimal place, whereby the figures of such average will be rounded to one decimal place, with [***] being rounded up (in [***] when the index is positive); or
B) in accordance with the average of (a) the change in the [***] of [***] of the previous [***] and (b) the average change in the [***] shown in the statistic [***] report of the [***] whereby the figures of such average will be rounded to one decimal place, with [***] being rounded up (in [***] when the index is positive).

6	CAPACITY LIMITATION

6.1
In the event of a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold, Prothena’s Minimum Purchase Commitment and BI BIO’s Maximum Capacity Reservation shall be [***] in accordance with [***] of the affected Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         8

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6.2
If because of a Capacity Limitation, including but not limited to a Capacity Limitation Threshold, BI BIO cannot  meet its obligation to Prothena under this Agreement and to other customers under other agreements, purchase orders or arrangements, BI BIO will allocate the available capacity to Prothena and its other third party customers on a pro rata basis, with Prothena's pro rata share being based on the [***] and on the [***] however, provided, that (i) a production unit technically suitable for the manufacture of Product(s) is available at a Facility and (ii) the manufacture of Product(s) in such technical suitable production unit is in compliance with all regulatory filings for the Product(s) and the Facilities.

Where a pro rata share is allocated to Prothena and BI BIO’s other third party customers in accordance with this Section 6.2, BI BIO shall notify Prothena (a) of its pro rata share, (b) that subject to Sections 6.2 (i) and (ii) and to the deviations caused by rounding up or down (to the nearest whole number) of the pro rata shares to reach full Batch figures, the pro rata share of Prothena is at least equal to, but not less than, the [***] and (c) [***].

6.3
In addition, in the event of a Capacity Limitation Threshold, Prothena shall have the right to request [***] Technology Transfer of the affected Product as shall be further detailed under the respective Product Agreement to (a) Prothena or (b) a third party manufacturer at [***] as described under Section 8.2 below.

6.4
Subject to Section 8 and Section 10.2, the pro rata share of capacity in accordance with Section 6.2 and 6.5, and the [***] Technology Transfer of the respective manufacturing process of a Product to Prothena or a third party manufacturer shall be the [***] due to Prothena for any decrease in the Maximum Capacity Reservation or amount of Product supplied under a Product Agreement due to a Capacity Limitation Threshold. Any liability and indemnification obligation of BI BIO in connection with a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold shall be exclusively governed by Section 8. In the event of any inconsistencies or conflicts between this Agreement and the Existing Agreement, the provisions of this Agreement shall govern with respect to the Capacity Limitation, including but not limited to, a Capacity Limitation Threshold, and its consequences.

6.5
Upon the request of Prothena for a Technology Transfer of the affected Product according to Section 6.3, BI BIO shall continue to provide capacity for Product in accordance with Section 6.1 and 6.2 above until the [***] by Prothena or by the third party manufacturer [***].

7	PAYMENT TERMS

7.1
For payments of any Non-Utilization-Fee due under this Agreement BI BIO shall invoice Prothena in [***] of every [***]. Prothena shall pay all amounts due within [***] from the date of receipt of the invoice by Prothena.

7.2
All invoices under this Agreement shall be made by BI BIO in Euro (€) and all payments under this Agreement shall be made by Prothena in Euro (€) by wire transfer to an account to be nominated by BI BIO. Prices and Fees shall be exclusive of statutory value added tax (“VAT”). VAT shall be added separately to each invoice and paid by Prothena if required by, and in accordance with, applicable laws.

8	INDEMNIFICATION / LIABILITIES

8.1	Disclaimer of Consequential Damages
EXCEPT FOR CASES OF WILFUL MISCONDUCT OF THE PARTIES, AND SUCH CASES WHERE A LIMITATION OF LIABILITY OR INDEMNIFICATION OBLIGATIONS IS NOT PERMISSIBLE UNDER

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APPLICABLE LAW, FOR WHICH CASES THERE SHALL BE NO LIMITATION OF LIABILITY OR INDEMNIFICATION OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, LOST GOODWILL, LOST REVENUE AND LOST OPPORTUNITY) ARISING OUT OF OR IN CONNECTION WITH THIS THIS AGREEMENT. THE LIMITATION OF LIABILITY AND EXCLUSION OF DAMAGES SET FORTH UNDER THIS SECTION 8 SHALL APPLY (1) EVEN IF A PARTY HAD OR SHOULD HAVE HAD KNOWLEDGE, ACTUAL OR CONSTRUCTIVE, OF THE POSSIBILITY OF SUCH DAMAGES, (2) WHETHER A CLAIM IS BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE. FOR CLARITY, THE NON-UTILIZATION FEE TO BE PAID BY PROTHENA IS NOT DEEMED A SPECIAL, INDIRECT, INCIDENTIAL OR CONSEQUENTIAL ACCORDING TO THIS SECTION 8.1.

8.2	Limitation of BI BIO’s Liability
a) Subject to Section 8.1, the pro rata share of capacity in accordance with Section 6.2 and 6.5, and the [***] Technology Transfer to Prothena or a third party manufacturer as set forth in Section 6.3 shall be the [***] due to Prothena for any decrease in the Maximum Capacity Reservation or decrease in the amount of Product supplied under any Product Agreement due to a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold, and any further liability and indemnification obligation of BI BIO in connection with such Capacity Limitation, including but not limited to, a Capacity Limitation Threshold, [***]. BI BIO’s liability for any such Technology Transfer for a Product shall be limited to (a) the provision to Prothena and/or its third party manufacturer of up to [***] BI BIO man hours to support the Technology Transfer (which shall be documented and calculated based on a daily rate of [***],-- EUR (price basis 2017 and subject to Section 5.2)) for such Technology Transfer per Product, and (b) compensation of up to [***] euro [***],-- EUR) per Product for Prothena’s [***] which shall be documented and calculated at [***],-- EUR (price basis 2017 and subject to Section 5.2)) of the Technology Transfer of the affected Product (such compensation including [***] for the up to [***] man hours). In no event shall BI BIO’s aggregate liability per Product under this Agreement exceed [***] euro ([***],-- EUR).

b) For the avoidance of doubt,

(i)
BI BIO is responsible for its subcontracted Affiliates to the same extent as for its own acts and omissions and the liability and indemnification obligations set forth herein are [***] in connection with this Agreement. For purposes of clarity and apart from cases of criminal activities, nothing in this Agreement shall entitle any Affiliate of Prothena or an Affiliate of BI BIO to make any claim against BI BIO or Prothena, respectively, under this Agreement, and

(ii)
the manufacture and supply of the Products and the performance of the Services and all rights and obligations of the Parties in connection therewith shall be governed by and be subject to terms and provisions of the Product Agreements, including but not limited to the liability and indemnification provisions set forth in these agreements. With respect to the Existing Agreement and regarding any decrease in the Maximum Capacity Reservation or amount of Product supplied under the Existing Agreement due to a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold and any liability and indemnification obligation in connection with such Capacity Limitation, including but not limited to, a Capacity Limitation Threshold is

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.         10

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concerned, the provisions of this Agreement shall prevail over the provisions of the Existing Agreement, and

(iii)
If the Technology Transfer of a Product requires more support by BI BIO than [***] BI BIO man hours, BI BIO shall provide up to [***] additional man hours to Prothena and/or its third party manufacturer upon Prothena’s request and at Prothena’s expense (which shall be documented and calculated based on a daily rate of [***], --EUR (price basis 2017 and subject to Section 5.2)).

c) Any liability and indemnification obligation of BI BIO in connection with this Agreement resulting from reasons other than a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold is (a) subject to the Existing Agreement and (b) upon its execution shall be stipulated under the MSA. However, if no reference to a Product is possible, it shall be subject to Section 8.1 and 8.2(a) and shall be limited to the aggregate amount of [***] euro ([***],-- EUR).

8.3	Limitation of Prothena’s Liability
Subject to Section 8.1, Prothena’s aggregate liability for claims by BI BIO under this Agreement shall be limited to [***] of the [***] of the [***] under this Agreement. BI BIO’s [***] for failure of Prothena to purchase the Minimum Purchase Commitment shall be receipt of the Non-Utilization Fee in accordance with Section 4.8 above.

9	CONFIDENTIALITY

9.1
Each Party shall treat all Confidential Information of the other Party strictly confidential, and shall only use or disclose such Confidential Information on a need-to-know basis in connection with the performance of its obligations under this Agreement, for corporate reporting purposes, or as permitted under this Agreement. Each Party may disclose the other Party’s Confidential Information to employees, contractors and agents who are bound by written obligations of confidentiality and non-use consistent with those set forth in this Agreement.

9.2
Each Party may disclose Confidential Information of the other Party hereunder to the extent that such disclosure is reasonably necessary for prosecuting or defending litigation, complying with applicable government regulations, provided that if a Party is required by law or regulation to make any such disclosure of the other Party’s Confidential Information it will give reasonable advance notice to the other Party of such disclosure requirement and will use its best efforts assist such other Party to secure a protective order or confidential treatment of such Confidential Information required to be disclosed, unless such advance notice is not feasible (e.g. medical emergency).

9.3
Prothena herewith notifies BI BIO that it may be required to publicly disclose the Agreement by filing it with the US. Securities and Exchange Commission (the “SEC”). Prothena shall share its redacted version of the Agreement with BI BIO prior to filing and shall take into account all reasonable requests, to the extent consistent with SEC rules, regulations and standards, from BI BIO concerning its Confidential Information.

9.4	Neither Party shall disclose Confidential Information of the other Party in any patent filings without the prior written consent of such other Party.

9.5
The Parties agree that, except as may otherwise be required by applicable laws, regulations, rules, or orders, no Confidential Information of the other Party or any material information regarding the transactions

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contemplated in this Agreement shall be made public by either Party without the prior written consent of the other.

9.6
Subject to any right to continued use as provided herein (such as, but not limited to, license rights), upon the disclosing Party’s written request, the receiving Party agrees to, at receiving Party’s discretion, either deliver to the disclosing Party or destroy all tangible information embodying the Confidential Information of the Disclosing Party and/or its Affiliates and all materials that constitute such Confidential Information, which are in the possession or under the control of the receiving Party or its Affiliates, in each case subject to the last sentence of this Section. In the event that the receiving Party elects to destroy the materials, upon destruction of such materials, the receiving Party will issue to the disclosing Party a certificate of destruction as proof of compliance with the disclosing Party’s request. The receiving Party further agrees not to retain any copies, notes or compilations of any written materials pertaining to the Confidential Information received from the disclosing Party or its Affiliates, save (i) that the receiving Party may retain one (1) copy of documentary Confidential Information for the sole purpose of monitoring its compliance with this Agreement, and (ii) for electronic back-up versions of Confidential Information, provided that they are created solely for back-up purposes based on a decentralized standardized back-up routine, are not accessible on standard individual user levels and are automatically and irrevocably deleted after fulfilment of their back-up purpose.

9.7
Prothena may disclose the existence and terms and conditions of this Agreement to (a) its potential and actual collaborators and partners, [***] and (b) potential or actual investment bankers, acquirers, lenders or investors, and (c) legal or financial advisors of Prothena. Any such disclosures shall be made under confidentiality provisions not less stringent than set forth in this Agreement and on a strict need-to-know basis.

9.8	Survival. The obligations of confidentiality and non use contained in this Section 9 shall survive the duration of this Agreement for a period of [***] years.

10	TERM / TERMINATION

10.1
This Agreement will come into force on the Effective Date and shall be valid until December 31, 2027 unless extended or terminated pursuant to this Section or the mutual written agreement of the Parties (the “Term”).

10.2	Termination by either Party:
a) Termination due to Insolvency: To the extent permitted by law, if either Party shall become insolvent or shall make assignment for the benefit of creditors, or proceedings in voluntary bankruptcy shall be instituted on behalf of or against a Party or a receiver or trustee of all, or substantially all of the property of a Party shall be appointed to a third party, the other Party shall be entitled to terminate this Agreement by giving written notice to this effect to the first Party whereupon this Agreement shall so terminate, unless such situation is rectified within a period of [***].
b) Termination in Case of Material Breach of Agreement: Either Party may terminate this Agreement for any material breach of this Agreement, if such breach is not cured within [***] following receipt by the Party committing the breach of written notice identifying such breach and stating the intent of that Party to terminate in absence of remedy. Such termination shall become effective immediately upon further notice to the defaulting Party not to be provided later than [***] after the remedy period. For the avoidance of doubt, [***] does not constitute a material breach of this Agreement by BI BIO. In the event of [***], the

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non-breaching Party may, at its sole option, deem such breach to be incurable and may terminate this Agreement immediately upon written notice to the breaching Party, provided, however, that [***]. In case of a Capacity Limitation, including but not limited to, a Capacity Limitation Threshold this Section 10.2 and Section 8 shall [***] any provision included in a [***] in case of a material breach, respectively.

10.3	Termination Rights of the Agreement by Prothena:

a) Prothena may terminate this Agreement in the event of a Forced Withdrawal and/or Clinical Failure of either NEOD001 or all Products with [***] written notice.
b) Prothena may terminate this Agreement in the event of [***] either of NEOD001 or all Products, resulting in [***] of [***] with [***] written notice.
c) Prothena may terminate this Agreement upon [***] written notice for convenience (i.e. any or no reason).

d)     Subject to Section 2.2 and 2.6, this Agreement shall terminate when the Parties enter into the MSA.

10.4	CONSEQUENCE OF TERMINATION:

(a)
In case of a termination of this Agreement by BI BIO pursuant to Section 10.2 a) and 10.2 b) (Termination in Case of Material Breach of the Agreement or Termination due to Insolvency) BI BIO shall be entitled to invoice Prothena for the [***] for [***] following the termination.

(b)
In case of a termination of this Agreement by Prothena pursuant to Sections 10.2 a) and 10.2 b) (Termination in Case of Material Breach of the Agreement or Termination due to Insolvency) BI BIO shall upon Prothena’s request undertake a technology transfer of Product(s) to Prothena or a third party manufacturer at [***] expense as set forth under Section 8.2.

(c)	Form of Termination: Any termination hereunder requires written form.

11	GOVERNING LAW / VENUE

11.1
Governing Law. This Agreement and the legal relations between the Parties in connection herewith shall be exclusively governed by, and construed in accordance with, the laws of [***], without regard to its conflict of law provisions. The Parties expressly exclude the [***].

11.2
Exclusive Jurisdiction/Venue for Disputes. The Parties agree to consult with each other and to use their reasonable efforts to resolve any dispute and to refer a matter to arbitration under this Section 11.2 only as a last resort. As part of the reasonable efforts to resolve disputes, either Party may, by written notice to the other Party, have that dispute referred to a representative of each Party for attempted resolution by good faith negotiations. If these representatives are unable to resolve such dispute within [***] of referral or such other period the Parties agree upon in writing, each Party shall have the right to pursue the legal remedies set forth in this Section of this Agreement. All disputes arising out of or in connection with this Agreement shall be finally settled under the [***] by [***] appointed with the said Rules. The venue of the arbitration proceedings shall be [***]. The language of the arbitration proceedings shall be English. The costs of the arbitration (including reasonable attorney’s fees and associated costs and expenses) shall be [***].

12    MISCELLANEOUS

12.1
Relationship of the Parties. For the purposes of this Agreement, each Party shall be an independent contractor and not an agent or employee of the other Party. Neither Party shall have authority or power

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to make any statements, representations or commitments of any kind, or to take any action which is binding on the other Party, unless expressly so authorized to do so by an instrument in writing signed by authorized representatives of such other Party.

12.2
Notices. Any notices which either Party may be required or shall desire to give under this Agreement shall be deemed to be duly given when in writing and delivered personally, mailed by registered mail, courier service or sent by telefax (provided that such telefax shall be confirmed by registered mail or courier service) to the Party to whom notice is to be given, at the address specified below (which may be amended upon at least [***] prior written notice to the other Party) or for any notices which either Party may be required or shall desire to give under any Appendix to this Agreement shall be given at the address specified in such Appendix.

Boehringer Ingelheim Biopharmaceuticals GmbH

Birkendorfer Strasse 65
D-88397 Biberach an der Riss
Federal Republic of Germany
Attn: [***]
[***]
Fax:    +[***]
Phone:    +[***]

Prothena Therapeutics Limited
Prothena Biosciences Limited

Adelphi Plaza, Upper George’s Street,
Dún Laoghaire, Co. Dublin,
A96, T927, Ireland
Attn: [***]
Fax:    +[***]
Phone:    +[***]

With a copy to:

Prothena Biosciences Inc
331 Oyster Point Boulevard
South San Francisco, CA 94080
Att: [***]

Fax:    +[***]
Phone: +[***]

12.3
Force Majeure. Failure of any Party to perform its obligations under this Agreement ([***] or of confidentiality) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if, and solely to the extent, such failure is caused by Force Majeure. The corresponding obligations of the other Party will be suspended to the same extent. “Force Majeure” shall mean any unanticipated event beyond a Party’s reasonable control that could not be avoided by due care of such non-performing Party, including without limitation, acts of God, fire, explosion, flood, earthquake, drought, war, hostility, revolution, riot, civil disturbance, national emergency, sabotage, embargo, strikes or other labour trouble; provided, however, that the Party affected shall promptly notify the other Party of the condition constituting Force Majeure as defined herein and shall exert commercially reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed. If a condition constituting Force Majeure as defined herein prevents, or would likely prevent, a Party from performing its obligations under this

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Agreement for more than [***] the parties shall meet to negotiate a mutually satisfactory solution to the problem, if practicable, including the use of a third party to fulfil the obligations hereunder of the Party invoking Force Majeure at the expense of the Party invoking Force Majeure. For the purpose of this Agreement, in connection with the New Facility the term “Force Majeure” shall also include (i) [***], provided, that [***] and the [***], and (ii) any [***], that were not [***] even with [***] and that [***].

12.4
Entire Agreement. This Agreement (including the Appendices hereto) constitutes the entire agreement between the Parties related to the subject matter covered by this Agreement, shall supersede and prevail over any other prior or contemporaneous arrangements regarding this subject matter, whether written or oral and is binding upon the Parties hereto and their successors. No modification of this Agreement will be binding upon either Party unless made in writing and signed by both Parties.

12.5
Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that either Party may (a) assign its rights and obligations, in its entirety or for one of more Products, under this Agreement [***] to fulfil the assigned contractual duties and obligations and this Section 12.5 shall not apply to any such assignment; or (b) assign its rights and obligations under this Agreement, in its entirety or for one of more Products, to a successor to part of or to all or substantially all of its business or assets to which this Agreement relates. If either Party assigns its rights and obligations under this Agreement in accordance with this Section 12.5 other than in its entirety, such partial assignment shall not have the effect of [***].

12.6
Severability. If any provision of this Agreement is held to be invalid or unenforceable, then the offending provision shall not render any other provision of this Agreement invalid or unenforceable, and the Agreement shall remain in full force and effect and shall be enforceable, unless the offending provision shall substantially affect the rights or obligations granted or undertaken by either Party.

12.7
Rule of Construction: The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

12.8
Waiver. Nothing contained in this Agreement shall cause the failure of either Party hereto to insist upon strict compliance with any other provision hereof by the other Party to operate as a waiver with respect to such provision, unless such waiver is in writing and delivered to such other Party hereto.

12.9
Publicity. No press release or other form of publicity regarding this Agreement shall be permitted by either Party to be published unless both Parties have indicated their consent to the form of the release in writing.

12.10 Survivorship.

The following provisions shall survive the termination of this Agreement (but not its replacement by the MSA) and shall remain in full force and effect:

i.	Section 8 (Indemnification/Liabilities);

ii.	Section 9 (Confidentiality);

iii.	Section 10 (Effects of Termination or Expiration);

iv.	Section 11 (Governing Law/Venue); and

v.	Section 12.10 (Survivorship);

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and any other provisions in this Agreement which by their nature should survive termination or expiration.

[Rest of the page left intentionally blank. Signature page to follow]

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Signed by the duly authorised representatives of each of the Parties hereto.

PROTHENA THERAPEUTICS LIMITED Date: April 5, 2017 By: [***] Name: [***] Title: Director	BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GBMH Date: April 5, 2017 By (ppa.): [***] [***] Head, Business & Contracts Contract Manufacturing Business, Biopharmaceuticals
By (ppa.): [***] ______________________________ [***] Head of Legal Biopharma
PROTHENA BIOSCIENCES LIMITED
Date: April 5, 2017
By: [***]
Name: [***]
Title: Director

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APPENDIX 1: Prothena Deliverables
APPENDIX 2: Acceptance Criteria for New Products
APPENDIX 3: Capacity Commitment
APPENDIX 4: Price

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APPENDIX 1: Prothena Deliverables

Together with every new inquiry for a potential New Product Prothena will provide:

1.	Request for Proposal (RFP) outlining all inquired services and requested scale
Including information on scale established so far and production history at such scale (i.e. number of batches)

2.	List of Prothena materials which would be provided to undertake the technology transfer services and the manufacture of product (e.g. GMP WCB, reference standard, analytical reagents)

3.	Technical Process information including process flow charts for upstream and downstream, and written process descriptions including:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

4.	Analytical testing

o	[***]

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o	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

[***] acceptance

•	[***]

•	[***]

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APPENDIX 2: Acceptance Criteria for New Products

1. Products derived from mammalian fermentation technology and qualifying as New Product

Parameter	Criteria
Applicable Product format	• [***] • [***] • [***]
Required Scale [working volume in L]	[***]
Cell Line type	[***]
Production platform	[***]
Fermentation time [d]	[***]
Purification time (from harvest to UDF) [hrs]	[***]
Maximum column size [m]	[***]
Titre for fed-batch processes [g/L]	[***]

[***]

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2. Products not qualifying
[***].

Technical criteria

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Business criteria

•	[***]

•	[***]

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APPENDIX 3: Capacity Commitment in Batches – planned as of Effective Date

(a)	Total Capacity

Year	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
Maximum Capacity Reservation by BI (run starts)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Purchase Commitment of Prothena (run starts)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
*2025-2027 non-binding capacity outlook for both Parties, which shall become binding or be replaced with other binding commitments the latest by [***]
**Subject to reduction or cancellation under Section 4.1.
*** Commitment for the [***]

For information purposes only:
The Product Agreements shall provide for a purchase commitment and flexibility of Prothena depending on the type of forecasted and/or ordered Batches. The [***] of the Minimum Purchase Commitment related to the Maximum Capacity Reservation under this Agreement is based on the following purchase commitment of Prothena under the Product Agreements:

Batch Type	Payment obligation of Prothena for forecasted/ordered Batches in accordance with the forecast mechanism of the applicable Product Agreement.
a) [***]	[***]
b) [***]	[***]
c) [***]	[***]
d) [***]	[***]
[***]

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APPENDIX 4: PRICE

The Prices below are [***] based on [***]. Prices are subject to [***] as per Section 5.2.

The Price [***] includes [***], but excludes [***].

At any time subsequent to [***], the pricing may be [***] by mutual agreement [***] is a [***] which [***] also for [***].

The [***] of a [***] shall be [***], and for [***].

(1)	NEOD001

Basic production assumptions based on the [***] manufacturing process established at BI are set forth below ([***]).

Upstream
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
Downstream
[***]	[***]
[***]	[***]
[***]
[***]	[***]

Batches [***]	Price per Batch [***] (EUR, price basis 2016)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]
[***] only

(2)	PRX003

Basic production assumptions based on the [***] manufacturing process established at BI are set forth below ([***]).

Upstream
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
Downstream
[***]	[***]
[***]	[***]
[***]
[***]	[***]

Batches [***]	Price per Batch [***] (EUR, price basis 2016)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] only

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